Filed Pursuant to Rule 497

File Nos. 333-152915 & 811-22227

INDEXIQ ETF TRUST

(the “Trust”)

IQ Canada Small Cap ETF

IQ Global Agribusiness Small Cap ETF

IQ Global Oil Small Cap ETF

(each a “Fund”, and collectively, the “Funds”)

___________

Supplement dated June 3, 2015 to the Summary Prospectuses, Prospectus and Statement of Additional Information of each Fund, each dated August 28, 2014, as supplemented

___________

At a special meeting of shareholders held on March 16, 2015 that was adjourned to May 21, 2015, the shareholders of each of the IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF and IQ Global Oil Small Cap ETF approved a new investment advisory agreement between the Trust, on behalf of its Funds, and the Investment Advisor (the “Investment Advisory Agreement”). The terms of the Investment Advisory Agreement are substantially identical to the prior investment advisory agreement. The approval of and entry into the Investment Advisory Agreement resulted in the automatic termination of the interim investment advisory agreement under which the Funds were operating.

Investors Should Retain This Supplement for Future Reference